Exhibit 10.7

AMENDMENT NO. 2 TO
CLASS A SENIOR SECURED CONVERTIBLE DEBENTURE

          The following provisions are hereby incorporated into, and are hereby made a part of, that certain Class A Senior Secured Convertible Debenture dated September 23, 2003, and that certain Amendment to Class A Senior Secured Convertible Debenture dated October 27, 2006 (collectively, the “Debenture”) between Material Technologies, Inc., a Delaware corporation (the “Company”) and Palisades Capital, LLC, a Nevada limited liability company (the “Holder”) and such provisions are effective retroactively to the date of the Debenture (the “Effective Date”).  All capitalized terms in this Amendment to Debenture, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Debenture.

1.       The Maturity Date shall be extended to December 31, 2010.

2.       The following language is added to the requirement that Robert M. Bernstein execute a Stockholder Lockup Agreement, and Holder shall consent to such language being included, in substantially the same form, in an amendment to such Lockup Agreement:

Notwithstanding the foregoing, after the Company has successfully raised at least $2,500,000 in financing, Robert M. Bernstein may sell up to $2,500,000 worth of his shares in an arm’s length transaction with a third-party, at a discount of no more than 50% of the lowest closing bid price for the ten prior trading days, without restriction and without the necessity of the buyer thereof becoming subject to this Lockup Agreement.

3.       All other provisions of the Debenture remain unchanged.

          IN WITNESS WHEREOF, the Parties have caused this Amendment to Debenture to be duly executed and delivered as of October 10, 2007.

COMPANY:                                                               HOLDER:

MATERIAL TECHNOLOGIES, INC.,                   PALISADES CAPITAL, LLC,
a Delaware corporation                                                a Nevada limited liability company

/s/ Robert M. Bernstein                                                 /s/ Reid Breitman
By:  Robert M. Bernstein                                              By:  Reid Breitman
Its:  Chief Executive Officer                                           Its:  President